EXHIBIT 10.71

                                  IGI, INC.

                               PROMISSORY NOTE

$245,556                                                      Trenton,
                                                              New Jersey

      IGI, INC. (the "Borrower") a corporation organized and existing under the laws of the State of Delaware acknowledges itself indebted and for value received hereby promises to pay the order of the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority") and its successors and assigns, the principal sum of Two Hundred Forty-Five Thousand Five Hundred Fifty-Six Dollars ($245,556), together with interest on the unpaid principal balance thereof from the date hereof until the Borrower's obligations with respect to the payment of such sum shall be discharged at a fixed rate of interest of five percent (5%) per annum. Interest charges shall be computed hereunder on the basis of a 360 day year, counting the actual number of days elapsed.

      This Note is issued to evidence the obligation of the Borrower under and pursuant to, and shall be governed by and construed in accordance with the terms and conditions of the Loan Agreement (the "Agreement") between the Authority and the Borrower dated as of January 10, 2002 for the repayment of the loan made by the Authority to the Borrower thereunder and payment of interest thereon. Terms referred to herein have the same meaning as defined in the Agreement. This Note is secured by a mortgage bearing even date herewith, executed by the Borrower as Mortgagor and delivered to the Authority as Mortgagee on real property located in Buena, New Jersey.

      This Note is payable in one hundred twenty (120) equal monthly installments of principal and interest in the sum of $2,612.95 commencing on February 1, 2002 and on the first day of each succeeding month and terminating if not sooner paid, as herein provided on January 1, 2012. Such installments shall be applied first to payment of interest then due on the unpaid principal amount and the remaining balance of each such installment to be applied to the payment and reduction of the unpaid principal amount of this Note. The amount payable as the final installment may be such greater or lesser amount as shall be equal to the actual principal amount of this Note remaining unpaid together with interest thereon then due and unpaid. It is specifically understood and agreed that the Borrower shall make payments on this Note based on amounts actually disbursed pursuant to the Agreement.

      Payments hereon are to be made in lawful money of the United States of America to the New Jersey Economic Development Authority (P13379), P.O. Box 18641, Newark, New Jersey 07191-8641, or such


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other place as the Authority may designate, on each due date provided above, in an amount which will equal the amount payable as interest and principal on this Note.

      The Borrower agrees to make the payments on this Note on the dates and in the amounts specified herein and in the Agreement and in addition agrees to make such other payments as are required pursuant to the Agreement. A late charge of five percent (5%) of the monthly payment shall be due and payable on any monthly payment past due seven (7) days or more. However, in the event that this late charge is found unenforceable by a court of law, the Borrower shall pay actual damages to the Authority which shall include but not be limited to the loss of use of the delinquent payment(s) and administrative costs in monitoring the default by the Borrower. Administrative costs include but are not limited to attempts to contact the Borrower via written and letter correspondence, generating and reviewing the delinquency reports, evaluating the delinquent account, evaluating the credit file, entering relevant information into the Authority's file and/or computer, relaying information to management and different departments, notifying and reporting to management and different departments. In the event of default in the Agreement, the principal of and interest on this Note may be declared immediately due and payable as provided in the Agreement. This Note may be canceled, amended or supplemented as provided in the Agreement.

      The Borrower may prepay this Note in whole at any time or in part on any payment date without penalty. Partial payments shall be applied to the last maturing payments due on this Note, shall be in one or more increments of the monthly amount due, shall not extend or postpone the due date of any subsequent monthly installment or change the amounts of such installments. In any such case, the final payment on this Note shall be a sum sufficient, together with other funds deposited with the Authority and available for such purpose, to redeem all of this Note then outstanding at the principal amount thereof plus accrued interest to the date of payment and to pay all reasonable and necessary fees and expenses of the Authority accrued and to accrue through final payment for this Note. At the acceleration, termination or expiration of the term of this Note and following full payment of this Note and all other fees and charges in accordance with the provisions of the Agreement, the Authority shall deliver to the Borrower any documents and take such actions as may be necessary to effectuate the cancellation of this Note and evidence the termination of the Agreement.

      Notwithstanding the above, the actual principal amount of this Note remaining unpaid together with interest thereon shall be immediately due and payable upon the transfer of ownership of the Project Site.


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      Borrower waives any right to trial by jury on any claim, demand, action or cause of action arising under this Note or the transactions related hereto, in each case whether sounding in contract or tort or otherwise. Borrower agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Note may file an original counterpart or a copy of this section with any court as written evidence of the consent of the Borrower to the waiver of its right to trial by jury. Borrower acknowledges that it has had the opportunity to consult with counsel regarding this section, that it fully understands its terms, content and effect, and that it voluntarily and knowingly agrees to the terms of this section.

      IN WITNESS WHEREOF, IGI INC. has caused this Note to be executed on its name and on its behalf by its authorized officers by their manual signatures as of this 10th day of January, 2002.

ATTEST:                                IGI, INC.

By: /s/ Domenic N. Golato              By: /s/ John Ambrose
        ---------------------------        --------------------------------
        Domenic N. Golato                  John Ambrose
        Secretary                          President and Chief
                                           Executive Officer


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                      ******Amortization Schedule******

Schedule for New Loan
Loan Type A: Straight Term, Rate: 5.00

Terms: 120 Months         Closing Date: 01/07/2002, Amortized over: 120 mos

Outstanding Principal:  245,556.00  1st Payment Interest Adjustment: (204.63)
Standard Payment:         2,612.95

Notice: This is a valid amortization schedule only if the loan status remains current.

                      Starting                Interest   Principal   Ending
Payment    Payment    Principal    Monthly    Payment    Payment     Principal
Number     Date       Balance      Payment    Due        Due         Balance

  1.     02/01/2002   245,556.00   2,408.32     852.63   1,555.69    244,000.31
  2.     03/01/2002   244,000.31   2,612.95     948.89   1,664.06    242,336.25
  3.     04/01/2002   242,336.25   2,612.95   1,043.39   1,569.56    240,766.69
  4.     05/01/2002   240,766.69   2,612.95   1,003.19   1,609.76    239,156.93
  5.     06/01/2002   239,156.93   2,612.95   1,029.70   1,583.25    237,573.68
  6.     07/01/2002   237,573.68   2,612.95     989.89   1,623.06    235,950.62
  7.     08/01/2002   235,950.62   2,612.95   1,015.90   1,597.05    234,353.57
  8.     09/01/2002   234,353.57   2,612.95   1,009.02   1,603.93    232,749.64
  9.     10/01/2002   232,749.64   2,612.95     969.79   1,643.16    231,106.48
 10.     11/01/2002   231,106.48   2,612.95     995.04   1,617.91    229,488.57
 11.     12/01/2002   229,488.57   2,612.95     956.20   1,656.75    227,831.82
 12.     01/01/2003   227,831.82   2,612.95     980.94   1,632.01    226,199.81
 13.     02/01/2003   226,199.81   2,612.95     973.92   1,639.03    224,560.78
 14.     03/01/2003   224,560.78   2,612.95     873.29   1,739.66    222,821.12
 15.     04/01/2003   222,821.12   2,612.95     959.37   1,653.58    221,167.54
 16.     05/01/2003   221,167.54   2,612.95     921.53   1,691.42    219,476.12
 17.     06/01/2003   219,476.12   2,612.95     944.97   1,667.98    217,808.14
 18.     07/01/2003   217,808.14   2,612.95     907.53   1,705.42    216,102.72
 19.     08/01/2003   216,102.72   2,612.95     930.44   1,682.51    214,420.21
 20.     09/01/2003   214,420.21   2,612.95     923.20   1,689.75    212,730.46
 21.     10/01/2003   212,730.46   2,612.95     886.38   1,726.57    211,003.89
 22.     11/01/2003   211,003.89   2,612.95     908.49   1,704.46    209,299.43
 23.     12/01/2003   209,299.43   2,612.95     872.08   1,740.87    207,558.56
 24.     01/01/2004   207,558.56   2,612.95     893.65   1,719.30    205,839.26
 25.     02/01/2004   205,839.26   2,612.95     886.25   1,726.70    204,112.56
 26.     03/01/2004   204,112.56   2,612.95     822.12   1,790.83    202,321.73
 27.     04/01/2004   202,321.73   2,612.95     871.11   1,741.84    200,579.89
 28.     05/01/2004   200,579.89   2,612.95     835.75   1,777.20    198,802.69
 29.     06/01/2004   198,802.69   2,612.95     855.96   1,756.99    197,045.70
 30.     07/01/2004   197,045.70   2,612.95     821.02   1,791.93    195,253.77
 31.     08/01/2004   195,253.77   2,612.95     840.68   1,772.27    193,481.50
 32.     09/01/2004   193,481.50   2,612.95     833.05   1,779.90    191,701.60
 33.     10/01/2004   191,701.60   2,612.95     798.76   1,814.19    189,887.41
 34.     11/01/2004   189,887.41   2,612.95     817.57   1,795.38    188,092.03
 35.     12/01/2004   188,092.03   2,612.95     783.72   1,829.23    186,262.80
 36.     01/01/2005   186,262.80   2,612.95     801.96   1,810.99    184,451.81
 37.     02/01/2005   184,451.81   2,612.95     794.17   1,818.78    182,633.03
 38.     03/01/2005   182,633.03   2,612.95     710.24   1,902.71    180,730.32


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 39.     04/01/2005   180,730.32   2,612.95     778.14   1,834.81    178,895.51
 40.     05/01/2005   178,895.51   2,612.95     745.40   1,867.55    177,027.96
 41.     06/01/2005   177,027.96   2,612.95     762.20   1,850.75    175,177.21
 42.     07/01/2005   175,177.21   2,612.95     729.91   1,883.04    173,294.17
 43.     08/01/2005   173,294.17   2,612.95     746.13   1,866.82    171,427.35
 44.     09/01/2005   171,427.35   2,612.95     738.09   1,874.86    169,552.49
 45.     10/01/2005   169,552.49   2,612.95     706.47   1,906.48    167,646.01
 46.     11/01/2005   167,646.01   2,612.95     721.81   1,891.14    165,754.87
 47.     12/01/2005   165,754.87   2,612.95     690.65   1,922.30    163,832.57
 48.     01/01/2006   163,832.57   2,612.95     705.39   1,907.56    161,925.01
 49.     02/01/2006   161,925.01   2,612.95     697.18   1,915.77    160,009.24
 50.     03/01/2006   160,009.24   2,612.95     622.26   1,990.69    158,018.55
 51.     04/01/2006   158,018.55   2,612.95     680.36   1,932.59    156,085.96
 52.     05/01/2006   156,085.96   2,612.95     650.36   1,962.59    154,123.37
 53.     06/01/2006   154,123.37   2,612.95     663.59   1,949.36    152,174.01
 54.     07/01/2006   152,174.01   2,612.95     634.06   1,978.89    150,195.12
 55.     08/01/2006   150,195.12   2,612.95     646.67   1,966.28    148,228.84
 56.     09/01/2006   148,228.84   2,612.95     638.21   1,974.74    146,254.10
 57.     10/01/2006   146,254.10   2,612.95     609.39   2,003.56    144,250.54
 58.     11/01/2006   144,250.54   2,612.95     621.08   1,991.87    142,258.67
 59.     12/01/2006   142,258.67   2,612.95     592.74   2,020.21    140,238.46
 60.     01/01/2007   140,238.46   2,612.95     603.80   2,009.15    138,229.31
 61.     02/01/2007   138,229.31   2,612.95     595.15   2,017.80    136,211.51
 62.     03/01/2007   136,211.51   2,612.95     529.71   2,083.24    134,128.27
 63.     04/01/2007   134,128.27   2,612.95     577.50   2,035.45    132,092.82
 64.     05/01/2007   132,092.82   2,612.95     550.39   2,062.56    130,030.26
 65.     06/01/2007   130,030.26   2,612.95     559.85   2,053.10    127,977.16
 66.     07/01/2007   127,977.16   2,612.95     533.24   2,079.71    125,897.45
 67.     08/01/2007   125,897.45   2,612.95     542.06   2,070.89    123,826.56
 68.     09/01/2007   123,826.56   2,612.95     533.14   2,079.81    121,746.75
 69.     10/01/2007   121,746.75   2,612.95     507.28   2,105.67    119,641.08
 70.     11/01/2007   119,641.08   2,612.95     515.12   2,097.83    117,543.25
 71.     12/01/2007   117,543.25   2,612.95     489.76   2,123.19    115,420.06
 72.     01/01/2008   115,420.06   2,612.95     496.95   2,116.00    113,304.06
 73.     02/01/2008   113,304.06   2,612.95     487.84   2,125.11    111,178.95
 74.     03/01/2008   111,178.95   2,612.95     447.80   2,165.15    109,013.80
 75.     04/01/2008   109,013.80   2,612.95     469.36   2,143.59    106,870.21
 76.     05/01/2008   106,870.21   2,612.95     445.29   2,167.66    104,702.55
 77.     06/01/2008   104,702.55   2,612.95     450.80   2,162.15    102,540.40
 78.     07/01/2008   102,540.40   2,612.95     427.25   2,185.70    100,354.70
 79.     08/01/2008   100,354.70   2,612.95     432.08   2,180.87     98,173.83
 80.     09/01/2008    98,173.83   2,612.95     422.69   2,190.26     95,983.57
 81.     10/01/2008    95,983.57   2,612.95     399.93   2,213.02     93,770.55
 82.     11/01/2008    93,770.55   2,612.95     403.73   2,209.22     91,561.33
 83.     12/01/2008    91,561.33   2,612.95     381.51   2,231.44     89,329.89
 84.     01/01/2009    89,329.89   2,612.95     384.61   2,228.34     87,101.55
 85.     02/01/2009    87,101.55   2,612.95     375.02   2,237.93     84,863.62
 86.     03/01/2009    84,863.62   2,612.95     330.03   2,282.92     82,580.70
 87.     04/01/2009    82,580.70   2,612.95     355.56   2,257.39     80,323.31
 88.     05/01/2009    80,323.31   2,612.95     334.68   2,278.27     78,045.04
 89.     06/01/2009    78,045.04   2,612.95     336.03   2,276.92     75,768.12
 90.     07/01/2009    75,768.12   2,612.95     315.70   2,297.25     73,470.87
 91.     08/01/2009    73,470.87   2,612.95     316.33   2,296.62     71,174.25
 92.     09/01/2009    71,174.25   2,612.95     306.44   2,306.51     68,867.74
 93.     10/01/2009    68,867.74   2,612.95     286.95   2,326.00     66,541.74
 94.     11/01/2009    66,541.74   2,612.95     286.50   2,326.45     64,215.29
 95.     12/01/2009    64,215.29   2,612.95     267.56   2,345.39     61,869.90
 96.     01/01/2010    61,689.90   2,612.95     266.38   2,346.57     59,523.33


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 97.     02/01/2010    59,523.33   2,612.95     256.28   2,356.67     57,166.66
 98.     03/01/2010    57,166.66   2,612.95     222.31   2,390.64     54,776.02
 99.     04/01/2010    54,776.02   2,612.95     235.84   2,377.11     52,398.91
100.     05/01/2010    52,398.91   2,612.95     218.33   2,394.62     50,004.29
101.     06/01/2010    50,004.29   2,612.95     215.30   2,397.65     47,606.64
102.     07/01/2010    47,606.64   2,612.95     198.36   2,414.59     45,192.05
103.     08/01/2010    45,192.05   2,612.95     194.58   2,418.37     42,773.68
104.     09/01/2010    42,773.68   2,612.95     184.16   2,428.79     40,344.89
105.     10/01/2010    40,344.89   2,612.95     168.10   2,444.85     37,900.04
106.     11/01/2010    37,900.04   2,612.95     163.18   2,449.77     35,450.27
107.     12/01/2010    35,450.27   2,612.95     147.71   2,465.24     32,985.03
108.     01/01/2011    32,985.03   2,612.95     142.02   2,470.93     30,514.10
109.     02/01/2011    30,514.10   2,612.95     131.38   2,481.57     28,032.53
110.     03/01/2011    28,032.53   2,612.95     109.02   2,503.93     25,528.60
111.     04/01/2011    25,528.60   2,612.95     109.91   2,503.04     23,025.56
112.     05/01/2011    23,025.56   2,612.95      95.94   2,517.01     20,508.55
113.     06/01/2011    20,508.55   2,612.95      88.30   2,524.65     17,983.90
114.     07/01/2011    17,983.90   2,612.95      74.93   2,538.02     15,445.88
115.     08/01/2011    15,445.88   2,612.95      66.50   2,546.45     12,899.43
116.     09/01/2011    12,899.43   2,612.95      55.54   2,557.41     10,342.02
117.     10/01/2011    10,342.02   2,612.95      43.09   2,569.86      7,772.16
118.     11/01/2011     7,772.16   2,612.95      33.46   2,579.49      5,192.67
119.     12/01/2011     5,192.67   2,612.95      21.64   2,591.31      2,601.36
120.     01/01/2012     2,601.36   2,612.56      11.20   2,601.36          0.00

Totals:                 67.792.98     245,556.00

Adjustment made to Final Principal Payment:    -0.39


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